                                                                  EXHIBIT 99(16)

                           FIRST AMERICAN FUNDS, INC.

                                POWER OF ATTORNEY
                                       FOR
                           N-14 REGISTRATION STATEMENT
                         (TREASURY RESERVE FUND MERGER)

      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Charles Manzoni, Kathleen Prudhomme, and Brett Agnew, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-14 of First American Funds, Inc., relating to the combination of Treasury Reserve Fund with and into Treasury Obligations Fund, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

          Signature                      Title            Date
          ---------                      -----            ----
/s/ Virginia L. Stringer           Chair of the Board    May 4, 2005
---------------------------------     and Director
          Virginia L. Stringer

/s/ Benjamin R. Field III              Director          May 4, 2005
---------------------------------
          Benjamin R. Field III

/s/ Roger A. Gibson                    Director          May 4, 2005
---------------------------------
              Roger A. Gibson

/s/ Victoria J. Herget                 Director          May 4, 2005
---------------------------------
              Victoria J. Herget

/s/ Leonard W. Kedrowski               Director          May 4, 2005
---------------------------------
            Leonard W. Kedrowski

/s/ Richard K. Riederer                Director          May 4, 2005
---------------------------------
              Richard K. Riederer

/s/ Joseph D. Strauss                  Director          May 4, 2005
---------------------------------
              Joseph D. Strauss

/s/ James M. Wade                      Director          May 4, 2005
---------------------------------
              James M. Wade